EXHIBIT 21

LIST OF SUBSIDIARIES

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Abilene Legacy Sub, LLC	Delaware
dba Abilene Behavioral Health
Abilene Holding Company, LLC	Delaware
Acadia Assurance Company	Tennessee
Acadia Chattanooga Holdings, LLC	Tennessee
Acadia Columbus JV Holdings, LLC	Delaware
Acadia Crestwyn Holdings, LLC Acadia Greenville Holdings, LLC Acadia JV Holdings, LLC Acadia LaPlace Holdings, LLC Acadia Management Company, LLC	Delaware Delaware Delaware Delaware Delaware
Acadia Merger Sub, LLC Acadia New Bedford Holdings, LLC	Delaware Delaware
Acadia Reading Holdings, LLC	Delaware
Acadia Realty Holdings, LLC	Delaware
Acadia South Florida Holdings, LLC Acadiana Addiction Center, LLC	Delaware Delaware
dba Acadiana Addiction Center
Advanced Treatment Systems, LLC	Virginia
dba Coatesville Treatment Center dba Lebanon Treatment Center
Affinity Healthcare Holdings Limited	United Kingdom
Affinity Healthcare Limited	United Kingdom
Affinity Hospitals Holding Limited	United Kingdom
Affinity Hospitals Group Limited	United Kingdom
Affinity Hospitals Limited	United Kingdom
AHC- WW Jersey Limited	Jersey
Amore (Ben Madigan) Limited	United Kingdom
Amore (Bourne) Limited	United Kingdom
Amore Care Limited	United Kingdom
Amore Care (Holdings) Limited	United Kingdom
Amore (Cockermouth) Limited	United Kingdom
Amore (Coventry) Limited	Isle of Man
Amore Elderly Care Holdings Limited	United Kingdom
Amore Elderly Care Limited	United Kingdom
Amore Elderly Care (Wednesfield) Limited	United Kingdom
Amore Group (Holdings) Limited	United Kingdom
Amore (Ings Road) Limited	United Kingdom
Amore (Prestwick) Limited	United Kingdom
Amore (Stoke 1) Limited	United Kingdom
Amore (Stoke 2) Limited	United Kingdom
Amore (Warrenpoint) Limited	United Kingdom
Amore (Watton) Limited	United Kingdom
Amore (Wednesfield 1) Limited	United Kingdom
Amore (Wednesfield 2) Limited	United Kingdom
Ascent Acquisition—CYPDC, LLC	Arkansas
dba Ascent Acquisition—CYPDC
Ascent Acquisition—PSC, LLC	Arkansas
dba Ascent Acquisition—PSC
Ascent Acquisition, LLC	Arkansas
dba Ascent Children’s Health Services dba Ascent
Aspen Education Group, Inc.	California

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Aspen Youth, Inc.	California
Aspire Scotland Holdings Limited.	United Kingdom
Aspire Scotland Limited.	United Kingdom
Atlanta Recovery Center, LLC	Delaware
ATS of Cecil County, LLC	Virginia
dba Cumberland Treatment Center dba Elkton Treatment Center dba Pine Heights Treatment Center
ATS of Delaware, LLC	Virginia
dba Claymont Treatment Center
ATS of North Carolina, LLC	Virginia

dba Carolina Treatment Center of Fayetteville

dba Carolina Treatment Center Of Pinehurst

dba Carolina Treatment Center Of Goldsboro

dba Cumberland County Treatment Center

dba Mountain Health Solutions – North Wilkesboro

dba Mountain Health Solutions – Asheville

dba Winston-Salem Comprehensive Treatment Center

Austin Behavioral Hospital, LLC	Delaware
dba Cross Creek Hospital dba Cross Creek Behavioral Hospital
Austin Eating Disorders Partners, LLC	Missouri
dba McCallum Place Austin dba Cedar Springs Austin
Autism (GB) Limited	United Kingdom
Autism Tascc Services Limited.	United Kingdom
Azure Acres Treatment Center, LLC	Delaware
Baton Rouge Treatment Center, LLC	Louisiana
dba Baton Rouge Treatment Center dba North Louisiana Treatment Center dba North Shore Treatment Center
Bayside Marin, Inc.	Delaware
dba Bayside Marin I dba Bayside Marin II dba Bayside Marin III dba Bayside Marin IV dba Bayside San Francisco
BCA of Detroit, LLC	Delaware
dba BCA Stonecrest Center dba StoneCrest Center
Beckley Treatment Center, LLC	West Virginia
dba Beckley Treatment Center
Belmont Behavioral Hospital, LLC	Delaware
dba Philadelphia Children’s Crisis Response Center
Belmont Physician Services, LLC	Delaware
Bethlehem Behavioral Health, LLC	Delaware
BGI of Brandywine, LLC	Virginia
dba Bowling Green at Brandywine
Blenheim Healthcare Limited	United Kingdom
Blue Ridge Mountain Recovery Center, LLC	Delaware
Bowling Green Inn of Pensacola, LLC	Virginia
dba Twelve Oaks dba Twelve Oaks Treatment Center dba Wellness Resource Center
Bowling Green Inn of South Dakota, Inc.	Virginia
dba Keystone Treatment Center
Burnside Care Limited	United Kingdom

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
California Treatment Services, LLC	California
dba Recovery Solutions of Santa Ana
Canopy Cove, LLC	Delaware
Capestrano Investment Company, Inc.	Puerto Rico
Capestrano Realty Company, Inc.	Puerto Rico
CAPS of Virginia, LLC	Virginia
Cartersville Center, LLC	Georgia
dba Cartersville Center dba Cartersville Comprehensive Treatment Center
Cascade Behavioral Holding Company, LLC	Delaware
Cascade Behavioral Hospital, LLC	Delaware
dba Cascade Behavioral Health
Care Continuums Limited	United Kingdom
Castlecare Group Limited	United Kingdom
Castlecare Holdings Limited	United Kingdom
Castle Homes Limited	United Kingdom
Castle Homes Care Limited	United Kingdom
Castlecare Cymru Limited	United Kingdom
Castlecare Education Limited	United Kingdom
Cedar Crest Clinic	Texas
Center for Behavioral Health-HA, LLC	Pennsylvania
Center for Behavioral Health-ME, Inc.	Maine
dba Discovery House
Center for Behavioral Health-PA, LLC	Pennsylvania
Centerpointe Community Based Services, LLC	Indiana
Charleston Treatment Center, LLC	West Virginia
dba Charleston Treatment Center
Cheadle Royal Healthcare Limited	United Kingdom
Cheadle Royal Hospital Limited	United Kingdom
Cheadle Royal Residential Services Limited	United Kingdom
Chelfham Senior School Limited	United Kingdom
Clarksburg Treatment Center, LLC	West Virginia
dba Clarksburg Treatment Center
Clearbrook Treatment Centers, LLC	Pennsylvania
dba Huntington Creek Recovery Center
Clearbrook Treatment Centers Land, LLC	Pennsylvania
CO Developments Limited	United Kingdom
Cockermouth Propco Limited	United Kingdom
Commodore Acquisition Sub, LLC	Delaware
Community Addiction Services Limited	United Kingdom
Conquest Care Homes (Norfolk) Limited	United Kingdom
Conquest Care Homes (Peterborough) Limited	United Kingdom
Conquest Care Homes (Soham) Limited Conway Behavioral Health, LLC	United Kingdom Delaware
Cotswold Care Services Limited	United Kingdom
Coxlease Holdings Limited	United Kingdom
Coxlease School Limited	United Kingdom
CPCA, LLC	Delaware
dba Ann Arbor Treatment Center dba Cedar Rapids Treatment Center dba Holland Treatment Center dba Midcoast Treatment Center dba Western Michigan Treatment Center
Craegmoor Group Limited	United Kingdom
Craegmoor Limited	United Kingdom
Craegmoor Care (Holdings) Limited	United Kingdom
Craegmoor Facilities Company Limited	United Kingdom

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Craegmoor Group (No. 1) Limited	United Kingdom
Craegmoor Group (No. 2) Limited	United Kingdom
Craegmoor Group (No. 3) Limited	United Kingdom
Craegmoor Group (No. 5) Limited	United Kingdom
Craegmoor Group (No. 6) Limited	United Kingdom
Craegmoor (Harbour Care) Limited	United Kingdom
Craegmoor Healthcare Company Limited	United Kingdom
Craegmoor Holdings Limited	United Kingdom
Craegmoor Homes Limited	United Kingdom
Craegmoor Hospitals (Holdings) Limited	United Kingdom
Craegmoor Learning (Holdings) Limited	United Kingdom
Craegmoor Supporting You Limited	United Kingdom
CRC ED Treatment, LLC	Delaware
dba Center for Hope of the Sierras dba Montecatini dba Montecatini II dba Carolina House dba Carolina House-Raleigh dba Montecatini Outpatient Treatment Center
CRC Group, LLC	Delaware
CRC Health, LLC	Delaware
dba eGetgoing
CRC Health Oregon, LLC	Oregon

dba Allied Health Services Portland -Alder

dba Allied Health Services Ontario

dba Allied Health Services Portland—Belmont

dba Allied Health Services East

dba Allied Health Services Portland—Burnside

dba Allied Health Services Beaverton

dba Allied Health Services—Medford

dba Health Services Treasure Valley

dba Willamette Valley Treatment Center

dba Allied Health Services for Drug Recovery

CRC Health Tennessee, LLC	Tennessee

dba New Life Lodge

dba New Life Recovery Services-Cookeville

dba Mirror Lake Recovery Center

dba New Life Recovery Services-Jacksboro

dba New Life Recovery Services-Jamestown

dba New Life Recovery Services-Knoxville

dba New Life Recovery Services-Knoxville West

CRC Health Treatment Clinics, LLC	Delaware

dba North Florida Treatment Center

dba Maricopa County Comprehensive Treatment Center

dba Hattiesburg Comprehensive Treatment Center

dba Gulf Coast Comprehensive Treatment Center

dba Jackson Comprehensive Treatment Center

dba Shelbyville Comprehensive Treatment Center

dba Southaven Comprehensive Treatment Center

dba Kentuckian Comprehensive Treatment Center

CRC Recovery, Inc.	Delaware
dba Midcoast Treatment Center dba Cedar Rapids Treatment Center dba Ann Arbor Treatment Center dba Western Michigan Treatment Center
CRC Wisconsin RD, LLC	Wisconsin
dba Burkwood Treatment Center

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Crestwyn Health Group, LLC	Tennessee
Crossroads Regional Hospital, LLC	Delaware
dba Longleaf Hospital
Cumberland Behavioral Health, LLC	Delaware
Delta Medical Services, LLC	Tennessee
Detroit Behavioral Institute, LLC	Massachusetts
dba Capstone Academy dba Detroit Behavioral Institute – Capstone Program dba Detroit Capstone
DHG Services, LLC	Delaware
Discovery House, LLC	Pennsylvania
Discovery House-BC, LLC	Pennsylvania
Discovery House-BR, Inc.	Maine
Discovery House CC, LLC	Pennsylvania
Discovery House CU, LLC	Pennsylvania
Discovery House-Group, LLC	Delaware
Discovery House-HZ, LLC	Pennsylvania
Discovery House-LT, Inc.	Utah
Discovery House MA, Inc.	Maine
Discovery House Monroeville, LLC	Pennsylvania
Discovery House-NC, LLC	Pennsylvania
Discovery House of Central Maine, Inc.	Maine
Discovery House TV, Inc.	Utah
Discovery House-UC, Inc.	Utah
Discovery House Utah, Inc.	Utah
Discovery House WC, Inc.	Maine
DMC-Memphis, LLC	Tennessee
Duffy’s Napa Valley Rehab, LLC	Delaware
Dunhall Property Limited	United Kingdom
East Indiana Treatment Center, LLC	Indiana
dba East Indiana Treatment Center
Eastwood Grange Company Limited	United Kingdom
El Paso Behavioral Hospital, LLC	Delaware
Employee Management Services Limited	United Kingdom
Evansville Treatment Center, LLC	Indiana
dba Evansville Treatment Center
Fanplate Limited	United Kingdom
Farleigh Schools Limited	United Kingdom
Farm Place Limited	United Kingdom
FenX Healthcare, LLC	Delaware
Ferguson Care Limited	United Kingdom
Four Circles Recovery Center, LLC	Delaware
dba Four Circles Evolution
Fulford Grange Medical Centre Limited	United Kingdom
Galaxy Cafe Limited	United Kingdom
Galax Treatment Center, LLC	Virginia
dba Life Center of Galax dba New River Treatment Center dba Clinch Valley Treatment Center
Galaxy UK Leisure Limited	United Kingdom
Generations BH, LLC	Ohio
Gifford Street Wellness Center, LLC	Delaware
Greymount Properties Limited	United Kingdom
Greenbrier Acquisition, LLC	Delaware
Greenbrier Holdings, L.L.C.	Louisiana
Greenbrier Hospital, L.L.C.	Louisiana
Greenbrier Realty, L.L.C.	Louisiana

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Greenleaf Center, LLC	Delaware
dba Greenleaf Center dba Greenleaf Behavioral Health Hospital
Greenville Behavioral Health, LLC	Delaware
Grovedraft Limited	United Kingdom
Habilitation Center, LLC	Arkansas
dba Millcreek of Arkansas
Habit Opco, LLC	Delaware

dba Habit OPCO – West Lebanon

dba Habit OPCO – Manchester

dba Habit OPCO – Wareham

dba Habit OPCO – Lynn

dba Habit OPCO – Boston

dba Habit OPCO – Brattleboro

dba Habit OPCO – Pottstown

dba Habit OPCO – Suburban Treatment Associates

dba Habit OPCO – Strathmore Treatment Associates

dba Habit OPCO – Allentown

dba Habit OPCO – Dunmore

dba Habit OPCO – Pottstown

dba Habit OPCO – Taunton

dba Habit OPCO – Springfield

dba Habit OPCO – Fitchburg

dba Habit OPCO – Fall River

dba Habit OPCO – Lowell

dba Habit OPCO – Watsontown

Harbour Care (UK) Limited	United Kingdom
HCP Polaris Investment, LLC	Delaware
Health & Care Services (NW) Limited	United Kingdom
Health & Care Services (UK) Limited	United Kingdom
Heddfan Care Limited	United Kingdom
Helden Homes Limited	United Kingdom
Hendersonville Recovery Center, LLC Henryville Inn, LLC Hermitage Behavioral, LLC	Delaware Pennsylvania Delaware
Highbank Private Hospital Limited	United Kingdom
High Quality Lifestyles Limited	United Kingdom
HMIH Cedar Crest, LLC	Delaware
dba Cedar Crest Hospital & RTC
Huntington Treatment Center, LLC	West Virginia
dba Huntington Treatment Center
Independent Community Living (Holdings) Limited	England and Wales
Indianapolis Treatment Center, LLC	Indiana
dba Indianapolis Treatment Center
IVRTC, LLC	Delaware
J C Care Limited	United Kingdom
Jacques Hall Development Limited	United Kingdom
Jacques Hall Limited	United Kingdom
Johnston Care Limited	United Kingdom
Kids Behavioral Health of Montana, Inc.	Montana
dba Acadia Montana
Lambs Support Services Limited	United Kingdom
Lakeland Hospital Acquisition, LLC	Georgia
dba Lakeland Regional Hospital dba Lakeland Behavioral Health System
Lansdowne Road Limited	United Kingdom
Libra Health Limited	United Kingdom

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Libra Nursing Homes Limited	United Kingdom
Life Works Community Limited	United Kingdom
Lothlorien Community Limited	United Kingdom
Manor Hall Specialist Care Partnerships Limited	England and Wales
Mark College Limited	United Kingdom
Medical Imaging (Essex) Limited	United Kingdom
McCallum Group, LLC	Missouri
McCallum Properties, LLC	Missouri
Middleton St George Healthcare Limited	United Kingdom
Millcreek School of Arkansas, LLC	Arkansas
Millcreek Schools, LLC	Mississippi
Milwaukee Health Services System, LLC	California

dba 10th Street Clinic

dba River’s Shore Clinic

dba Madison Health Services

dba Valley Health Services

dba Wausau Health Services

dba Appleton Comprehensive Treatment Center

dba Madison East Comprehensive Treatment Center

dba 10th Street Comprehensive Treatment Center

dba River’s Shore Comprehensive Treatment Center

dba Wausau Comprehensive Treatment Center

dba North West Wisconsin Comprehensive Treatment Center

Mississippi Comprehensive Treatment Centers, LLC	Delaware
Mount Bachelor Educational Center, Inc.	Oregon
Mount Carmel Behavioral Healthcare, LLC	Delaware
New Directions (Bexhill) Limited	United Kingdom
New Directions (Hastings) Limited	United Kingdom
New Directions (Robertsbridge) Limited	United Kingdom
New Directions (St. Leonards on Sea) Limited	United Kingdom
Next Generation Behavioral Health, LLC	Delaware
North Hill House Limited	United Kingdom
Northeast Behavioral Health, LLC	Delaware
Nottcor 6 Limited	United Kingdom
Ochsner-Acadia, LLC	Delaware
dba River Place Behavioral Health
Ohio Hospital for Psychiatry, LLC	Ohio
Ohio Treatment Center, LLC	Delaware
dba Cleveland Comprehensive Treatment Center dba Canton Comprehensive Treatment Center dba Toledo Comprehensive Treatment Center
Options Treatment Center Acquisition Corporation	Indiana
dba Options Behavioral Health System dba Options Treatment Center dba YFCS OPT
Parkcare Homes Limited	United Kingdom
Parkcare Homes (No. 2) Limited	United Kingdom
Park Royal Fee Owner, LLC	Delaware
Parkersburg Treatment Center, LLC	West Virginia
dba Parkersburg Treatment Center
Partnerships in Care Limited	England and Wales
Partnerships in Care 1 Limited	England and Wales
Partnerships in Care (Albion) Limited	England and Wales
Partnerships in Care (Brunswick) Limited	England and Wales
Partnerships in Care (Beverley) Limited	England and Wales
Partnerships in Care (Cardiff) Limited	England and Wales
Partnerships in Care (Cleveland) Limited	England and Wales

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Partnerships in Care (Cleveland) Holding Company Limited	England and Wales
Partnerships in Care (Cleveland) Property Holding Company Limited	England and Wales
Partnerships in Care (Ivydene) Limited	England and Wales
Partnerships in Care (Meadow View) Limited	United Kingdom
Partnerships in Care (Nelson) Limited	England and Wales
Partnership in Care (Oaktree) Limited	England and Wales
Partnerships in Care (Oak Vale) Holding Company Limited	England and Wales
Partnerships in Care (Oak Vale) Limited	England and Wales
Partnerships in Care (Oak Vale) Property Holding Company Limited	England and Wales
Partnerships in Care (Pastoral) Limited	England and Wales
Partnerships in Care (Rhondda) Limited	England and Wales
Partnerships in Care Scotland Limited	England and Wales
Partnerships in Care (Schools) Limited	England and Wales
Partnerships in Care (Vancouver) Holding Company Limited	England and Wales
Partnerships in Care (Vancouver) Limited	England and Wales
Partnerships in Care (Vancouver) Property Holding Company Limited	England and Wales
Partnerships in Care Investments 1 Limited	England and Wales
Partnerships in Care Investments 2 Limited	England and Wales
Partnerships in Care Management Limited	England and Wales
Partnerships in Care Management 2 Limited	England and Wales
Partnerships in Care Property Holding Company Limited	England and Waler
Partnerships in Care Property 1 Limited	England and Wales
Partnerships in Care Property 2 Limited	England and Wales
Partnerships in Care Property 3 Limited	England and Wales
Partnerships in Care Property 4 Limited	England and Wales
Partnerships in Care Property 6 Limited	England and Wales
Partnerships in Care Property 7 Limited	England and Wales
Partnerships in Care Property 8 Limited	England and Wales
Partnerships in Care Property 9 Limited	England and Wales
Partnerships in Care Property 10 Limited	England and Wales
Partnerships in Care Property 11 Limited	England and Wales
Partnerships in Care Property 12 Limited	England and Wales
Partnerships in Care Property 14 Limited	England and Wales
Partnerships in Care Property 15 Limited	England and Wales
Partnerships in Care Property 16 Limited	England and Wales
Partnerships in Care Property 17 Limited	England and Wales
Partnerships in Care Property 19 Limited	England and Wales
Partnerships in Care Property 20 Limited	England and Wales
Partnerships in Care Property 21 Limited	England and Wales
Partnerships in Care Property 22 Limited	England and Wales
Partnerships in Care Property 24 Limited	England and Wales
Partnerships in Care Property 26 Limited	England and Wales
Partnerships in Care Property 27 Limited	England and Wales
Partnerships in Care Property 28 Limited	England and Wales
Partnerships in Care Property 29 Limited	England and Wales
Partnerships in Care Property 30 Limited	England and Wales
Partnerships in Care Property 31 Limited	England and Wales
Partnerships in Care UK 1 Limited	England and Wales
Partnerships in Care UK 2 Limited	England and Wales
Peninsula Autism Support and Services Limited	United Kingdom
PHC MeadowWood, LLC	Delaware

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
PHC of Michigan, LLC	Massachusetts
dba Harbor Oaks Hospital dba Pioneer Healthcare of Michigan dba Wellplace Michigan
PHC of Nevada, Inc.	Massachusetts
dba Harmony Healthcare
PHC of Utah, Inc.	Massachusetts
dba Highland Ridge Hospital dba Wellplace Utah
PHC of Virginia, LLC	Massachusetts
dba Mount Regis Center
Philadelphia Crisis Response Center, LLC	Delaware
Piney Ridge Treatment Center, LLC	Delaware
dba Piney Ridge Treatment Center dba Piney Ridge Center dba Ridgeview Group Home
Pocono Mountain Recovery Center, LLC	Pennsylvania
Pocono Mountain Recovery Center Land, LLC	Pennsylvania
Polaris Hospital Holdings, LLC	Nevada
Positive Living Limited	United Kingdom
Priory Behavioural Health Limited	United Kingdom
Priory Bristol (Property) Limited	Cayman Islands
Priory Central Services Limited	United Kingdom
Priory Care Homes Holdings Limited	United Kingdom
Priory Chadwick Lodge (Property) Limited	Cayman Islands
Priory Coach House (Property) Limited	Cayman Islands
Priory Condover (Property) Limited	Cayman Islands
Priory Coombe House (Property) Limited	Cayman Islands
Priory Eastwood Grange (Property) Limited	Cayman Islands
Priory Eden Grove (Property) Limited	Cayman Islands
Priory Education Services Limited	United Kingdom
Priory Farm Place (Property) Limited	Cayman Islands
Priory Finance Company Limited	Cayman Islands
Priory Finance Property Holdings No. 1 Limited	United Kingdom
Priory Finance Property Holdings No. 2 Limited	United Kingdom
Priory Finance Property LLP	United Kingdom
Priory Grange (Holdings) Limited	United Kingdom
Priory Grange (Potters Bar) Limited	United Kingdom
Priory Grange (St Neots) Limited	United Kingdom
Priory Group Limited	United Kingdom
Priory Group No. 1 Limited	United Kingdom
Priory Group No. 2 Limited	United Kingdom
Priory Group No. 3 Limited	United Kingdom
Priory Health No. 1 Limited	United Kingdom
Priory Health No. 2 Limited	Cayman Islands
Priory Healthcare Europe Limited	United Kingdom
Priory Healthcare Finance Co Limited	United Kingdom
Priory Healthcare Holdings Limited	United Kingdom
Priory Healthcare Investments Limited	United Kingdom
Priory Healthcare Limited	United Kingdom
Priory Healthcare Services Limited	United Kingdom
Priory Healthcare Investments Trustee Limited	United Kingdom
Priory Investments Holdings Limited	Cayman Islands
Priory Hemel Grange (Property) Limited	Cayman Islands
Priory Holdings Company No. 1 Limited	Cayman Islands
Priory Holdings Company No. 2 Limited	Cayman Islands
Priory Holdings Company No. 3 Limited	Cayman Islands

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Priory Hove (Property) Limited	Cayman Islands
Priory Hospitals Limited	United Kingdom
Priory Jacques Hall (Property) Limited	Cayman Islands
Priory Marchwood (Property) Limited	Cayman Islands
Priory Mark College (Property) Limited	Cayman Islands
Priory New Education Services Limited	United Kingdom
Priory New Investments Limited	United Kingdom
Priory New Investments No. 2 Limited	United Kingdom
Priory New Investments No. 3 Limited	United Kingdom
Priory Nottingham (Property) Limited	Cayman Islands
Priory Old Acute Services Limited	United Kingdom
Priory Old Grange Services Limited	United Kingdom
Priory Old Forensic Services Limited	United Kingdom
Priory Old Schools Services Limited	United Kingdom
Priory Pension Trustee Limited	United Kingdom
Priory Rehabilitation Services Limited	United Kingdom
Priory Rehabilitation Services Holdings Limited	United Kingdom
Priory Roehampton (Property) Limited	Cayman Islands
Priory Securitisation Limited	United Kingdom
Priory Securitisation Holdings Limited	United Kingdom
Priory Services for Young People (IOM) Limited	Isle of Man
Priory Sheridan House (Property) Limited	Cayman Islands
Priory Sketchley Hall (Property) Limited	Cayman Islands
Priory Solutions (Property) Limited	Cayman Islands
Priory Specialist Health Division Limited	United Kingdom
Priory Specialist Health Limited	United Kingdom
Priory Sturt (Property) Limited	Cayman Islands
Priory Tadley Court (Property) Limited	Cayman Islands
Priory (Thetford 1) Limited	United Kingdom
Priory (Thetford 2) Limited	United Kingdom
Priory (Troup House) Limited	United Kingdom
Priory Unsted Park (Property) Limited	Cayman Islands
Priory Widnes (Property) Limited	Cayman Islands
Progress Adult Services Limited	United Kingdom
Progress Care (Holdings) Limited	United Kingdom
Progress Care and Education Limited	United Kingdom
Psychiatric Resource Partners, LLC	Delaware
Public Health Solutions Limited	United Kingdom
Quality Addiction Management, Inc.	Wisconsin

dba West Milwaukee Comprehensive Treatment Center

dba Racine Comprehensive Treatment Center

dba Madison West Comprehensive Treatment Center

dba Waukesha Comprehensive Treatment Center

dba Sheboygan Comprehensive Treatment Center

dba Green Bay Comprehensive Treatment Center

dba Beloit Comprehensive Treatment Center

Quantum Care (UK) Limited	United Kingdom
R. J. Homes Limited Reading Behavioral Healthcare, LLC	United Kingdom Delaware
Rebound Behavioral Health, LLC	South Carolina
Red River Holding Company, LLC	Delaware
Red River Hospital, LLC	Delaware
dba Red River Hospital
Rehabilitation Centers, LLC	Mississippi
dba Millcreek of Magee dba Millcreek of Pontotoc dba Millcreek of Mississippi

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Resolute Acquisition Corporation	Indiana
dba Resolute Treatment Center dba Resolute Treatment Facility dba YFCS REL dba Resolute dba Polaris Group Home dba Success Group Home
Revona LLP	United Kingdom
Richmond Treatment Center, LLC	Indiana
dba Richmond Treatment Center
R.I.S.A.T., LLC	Rhode Island
Riverview Behavioral Health, LLC	Texas
dba Vista Health Texarkana dba Riverview Behavioral Health
RiverWoods Behavioral Health, LLC	Delaware
dba Riverwoods Behavioral Health dba Blue Ridge Mountain Recovery Center dba Acadia Riverwood
Robinson Kay House (Bury) Limited Rock Crest Drive, LLC. Rock Crest LLC Limited Liability Company	United Kingdom Pennsylvania Pennsylvania
Rolling Hills Hospital, LLC	Oklahoma
Rossendale School Limited	United Kingdom
Rothcare Estates Limited	United Kingdom
RTC Resource Acquisition Corporation	Indiana
dba YFCS RES dba Resource Treatment Facility dba RTC Resource
Sahara Health Systems, L.L.C.	Louisiana
San Diego Health Alliance	California
dba Capalina Clinic dba El Cajon Treatment Center dba Fashion Valley Clinic
San Diego Treatment Services, LLC	California
dba Home Avenue Clinic dba Third Avenue Clinic
San Juan Capestrano Hospital, Inc.	Puerto Rico
Sapphire Care Services Limited	United Kingdom
Serenity Knolls	California
Seven Hills Hospital, LLC	Delaware
Shaker Clinic, LLC	Ohio
Sheltered Living Incorporated	Texas
dba Life Healing Center of Santa Fe
Sierra Tucson, LLC	Delaware
dba Sierra Tucson
SJBH, LLC	Delaware
Skyway House, LLC	Delaware
Sober Living by the Sea, Inc.	California
dba Sunrise Recovery Ranch dba The Rose of Newport Beach dba The Victorian of Newport Beach dba Sober Living IOP dba The Landing at Newport Beach
Solutions (Llangarron) Limited	United Kingdom
Solutions (Ross) Limited	United Kingdom
Sonora Behavioral Health Hospital, LLC	Delaware

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Southern Indiana Treatment Center, LLC	Indiana
dba Southern Indiana Treatment Center
Southstone Behavioral Healthcare Center, LLC	Delaware
Southwestern Children’s Health Services, Inc.	Arizona
dba Parc Place dba Parc Place Behavioral dba Oasis Behavioral Health Hospital
Southwood Psychiatric Hospital, LLC	Pennsylvania

dba Southwood Psychiatric Hospital

dba Intercare – Southwood Psychiatric Hospital

dba Intercare – Southwood Psychiatric Hospital

dba Lakewood Residential Program

dba Prosperity House Residential Program

dba Southwood Family Home Services

dba Southwood School

dba Southwood Outpatient Psychiatric Clinic

dba Southwood Partial Hospitalization Program

SP Cockermouth Limited	United Kingdom
Specialised Courses Offering Purposeful Education Limited	United Kingdom
Speciality Care Limited	United Kingdom
Speciality Care (Addison Court) Limited	United Kingdom
Speciality Care (EMI) Limited	United Kingdom
Speciality Care (Learning Disabilities) Limited	United Kingdom
Speciality Care (Medicare) Limited	United Kingdom
Speciality Care (Rehab) Limited	United Kingdom
Speciality Care (Rest Care) Limited	United Kingdom
Speciality Care (Rest Homes) Limited	United Kingdom
Speciality Care (UK Lease Homes) Limited	United Kingdom
Speciality Healthcare Limited	United Kingdom
Starlite Recovery Center, LLC	Delaware
Stoke 3 Limited	United Kingdom
Stoke Trustee LLP	United Kingdom
Stoke Trustee (No. 2) LLP	United Kingdom
Stone Crest Clinic	Michigan
Strathmore Care Services Limited	United Kingdom
Strathmore College Limited	United Kingdom
Structure House, LLC	Delaware
dba Wellspring at Structure House
Success Acquisition, LLC	Indiana
Sturt House Clinic Limited	United Kingdom
SUWS of the Carolinas, Inc.	Delaware
dba SUWS Seasons
Swift River Academy, L.L.C.	Delaware
Ten Broeck Tampa, LLC	Florida
dba North Tampa Behavioral Health
Ten Lakes Center, LLC	Ohio
Texarkana Behavioral Associates, L.C.	Texas

dba Riverview Behavioral Health Outpatient Program

dba Vantage Point Behavioral Health

dba Vantage Point of Northwest Arkansas

dba Vantage Point of the Ozarks

dba Valley Behavioral Health System

dba Valley Behavioral Health Outpatient Program

dba Valley Behavioral Health System Outpatient Program

dba Vista Health

dba Riverview Behavioral Health

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
The Camp Recovery Center, LLC	California
dba Azure Acres dba Starlite Recovery Center dba The Camp Recovery Center dba Camp IOP-Campbell dba Camp IOP-Scotts Valley dba Camp IOP-Monterey dba Azure Acres IOP
The Manor Clinic Limited	England and Wales
The Pavilion at HealthPark, LLC	Florida
dba Park Royal Hospital dba Park Royal Psychiatric Hospital at Healthpark dba Park Royal Outpatient Clinic
The Refuge, A Healing Place, LLC	Florida
The Refuge-The Nest, LLC	Florida
The Refuge—Transitions, LLC	Florida
Thetford Trustee LLP	United Kingdom
Ticehurst House Private Clinic Limited	United Kingdom
TK Behavioral Holding Company, LLC	Delaware
TK Behavioral, LLC	Delaware
dba Timberline Knolls dba Timberline Knolls Residential Treatment Center
Transcultural Health Development, Inc.	California
dba Coastal Recovery Center
Treatment Associates, Inc.	California
dba Sacramento Treatment Center
Treehome Limited	United Kingdom
TrustPoint Hospital, LLC	Tennessee
Valley Behavioral Health System, LLC	Delaware
dba Valley Behavioral Health dba Valley Behavioral Health System dba Vantage Point Behavioral Health dba Vantage Point of Northwest Arkansas
Velocity Healthcare Limited	United Kingdom
Vermilion Hospital, LLC	Delaware
dba Vermilion Behavioral Health Systems dba Vermilion Behavioral Health System South dba Vermilion Behavioral Health System North dba Acadia Vermilion Hospital dba Optima Specialty Hospital
Village Behavioral Health, LLC	Delaware
dba The Village
Virginia Treatment Center, LLC	Virginia
dba Roanoke Treatment Center dba Lynchburg Treatment Center
Vista Behavioral Holding Company, LLC	Delaware
Vista Behavioral Hospital, LLC	Delaware
dba Pacific Grove Hospital dba Vista Behavioral Hospital
Vita Nova, LLC	Rhode Island
Volunteer Treatment Center, LLC	Tennessee
dba Volunteer Treatment Center

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
WCHS, Inc.	California

dba Colton Clinical Services

dba Desert Treatment Clinic

dba Kent Treatment Solutions

dba Lynnwood Center

dba Northwest Treatment Center

dba Tri-Cities Treatment Center

dba WCHS of Washington

dba Kent Treatment Solutions

dba Canyon Park Treatment Solutions

dba Recovery Treatment Center

dba Riverside Treatment Center

dba The Renton Clinic

dba Tacoma Treatment Solutions

dba Temecula Valley Treatment Center

dba Vancouver Treatment Solutions

dba Spokane Treatment Solutions

dba Anchorage Treatment Solutions

dba Longview Treatment Solutions

dba Kelso Treatment Solutions

dba Grays Harbor Treatment Solutions

Webster Wellness Professionals, LLC	Missouri
Wednesfield 3 Limited Wednesfield Trustee LLP	United Kingdom United Kingdom
Wednesfield Trustee (No. 2) LLP	United Kingdom
Wellplace, LLC	Massachusetts
dba Wellplace Utah dba Wellplace Pennsylvania
Wheeling Treatment Center, LLC	West Virginia
dba Wheeling Treatment Center
White Deer Realty, LLC	Pennsylvania
White Deer Run, LLC	Pennsylvania

dba Cove PREP

dba White Deer Run of Lancaster

dba New Perspectives at White Deer Run

dba White Deer Run at Blue Mountain

dba New Directions at Cove Forge

dba Cove Forge Renewal Center

dba White Deer Run of Allentown

dba White Deer Run of Allenwood

dba White Deer Run of Harrisburg

dba White Deer Run of Lewisburg

dba White Deer Run of Lancaster

dba White Deer Run of New Castle

dba White Deer Run of Williamsport

dba White Deer Run of York

dba Cove Forge Behavioral System at Erie

dba Cove Forge Behavioral System at Pittsburg

dba Cove Forge Behavioral System at Williamsburg

dba Lehigh County Center for Recovery

dba The HOPE Program of Cover Forge at Robinson

dba White Deer Run Youth Assessment Center

Whitewell UK Investments 1 Limited	United Kingdom
Whitewell UK Holding Company 1 Limited	United Kingdom
Wichita Treatment Center Inc.	Kansas
Williamson Treatment Center, LLC	West Virginia
Wilmington Treatment Center, LLC	Virginia

Yorkshire Parkcare Company Limited	United Kingdom
Youth And Family Centered Services of New Mexico, Inc.	New Mexico
dba Desert Hills of New Mexico
Youth Care of Utah, Inc.	Delaware
dba Pine Ridge Academy dba Youth Care
ZR Builders (Derby) Limited	United Kingdom